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                                                                   EXHIBIT 10.18

                           LINE OF CREDIT AGREEMENT


     THIS LINE OF CREDIT AGREEMENT (this "Agreement") is dated as of October 18, 1999, by and between NETZEE, INC., a Georgia corporation (the "Borrower") and KELLETT PARTNERS, L.P., a Georgia limited partnership (the "Lender").

     Section 1.  Definitions.  The following terms have the meaning set forth
                 -----------
below, unless the context otherwise requires:

     "Advance" means any advance by the Lender to or for the benefit of the Borrower under the Line of Credit.

     "Applicable Law" means all provisions of any constitution, statute, law, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted, promulgated or issued by any governmental authority.

     "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed.

     "Event of Default" has the meaning set forth in Section 6.

     "Line of Credit" means the revolving line of credit opened by the Lender in favor of the Borrower pursuant to this Agreement.

     "Line of Credit Limit" means $3,000,000.

     "Loan Documents" means this Agreement and any other documents evidencing the Advances and the other Obligations.

     "Obligations" means the principal of, and interest on, the Advances, together with all other amounts owing by the Borrower to the Lender under this Agreement.

     "Person" means any individual, corporation, partnership, both general and limited, limited liability company, association, trust or other entity or organization, including any government or political subdivision or any agency or instrumentality thereof.

     "Prime Rate" as of the date hereof or as of the date of any adjustment in the interest rate hereunder, as the case may be, means the Prime Rate as published on such date in the "MONEY RATES" column of The Wall Street Journal,
                                                      -----------------------
regardless of the stated effective date thereof. If a range of rates is so published, the "Prime Rate" shall be the mid-point of such range. The Prime Rate initially shall be established on the date hereof and shall be adjusted on the first business day of each month hereafter, except that if The Wall Street
                                                           ---------------
Journal is not published on such business day, then

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the Prime Rate shall be adjusted on the next business day on which The Wall
                                                                   --------
Street Journal is published.
-------------

     "Subsidiary" means, with respect to any Person, a corporation or other entity, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is at that time, directly or indirectly, owned or controlled by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries. "Subsidiaries" means all such corporations or other entities.

     "Termination Date" means September 30, 2002.

     Section 2.  The Line of Credit.
     ----------  ------------------

     (a) Commitment to Lend.  Subject to the terms and conditions of this
         ------------------
Agreement, the Lender agrees to make Advances to the Borrower upon the Borrower's request made in the manner described below, during the period commencing on the date hereof and ending on the Termination Date. The aggregate principal amount of all outstanding Advances shall not at any time exceed the Line of Credit Limit. The principal amount of any Advances that are repaid by the Borrower pursuant to Section 2(e) may, subject to the terms and conditions hereof, be reborrowed.

     (b) Method of Borrowing.  To request an Advance, the Borrower shall give
         -------------------
the Lender a written borrowing notice (a "Notice of Borrowing") on or before 4:00 p.m. (Atlanta time) not less than two (2) Business Days prior to the proposed borrowing date, specifying the borrowing date, the purpose of the Advance and the principal amount of such Advance.

     (c) Disbursements.  Not later than 1:00 p.m. (Atlanta time) on the
         -------------
borrowing date specified, the Lender shall disburse the amount of such Advance in immediately available funds to such account as the Borrower shall from time to time designate.

     (d) Mandatory Payment and Termination of Commitment.  The Line of Credit
         -----------------------------------------------
shall terminate and the unpaid principal balance thereof and all accrued and unpaid interest thereon shall be immediately due and payable in full on the Termination Date.

     (e) Voluntary Repayments.  The Borrower shall have the right at any time,
         --------------------
and from time to time, to repay all or a portion of any outstanding Advances or all or any portion of any outstanding accrued interest, in each case without premium or penalty. All prepayments shall be allocated first to accrued interest and then to principal.

     (f) Interest.  Interest on the outstanding principal amount of the Line of
         --------
Credit shall accrue at a variable rate per annum equal to the Prime Rate, as adjusted from time to time in accordance with the definition thereof. Interest shall be computed on the basis of a 365 or 366 day year, as applicable, for the actual number of days elapsed. All accrued interest shall be due and payable in full on March 1, June 1, September 1 and December 1 of each year during the term hereof or on the Termination Date.

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     (g) Termination of Commitment.  In no event shall any Advances be made on
         -------------------------
or after the Termination Date.

     Section 3.  Conditions.  The obligation of the Lender to make each
                 ----------
Advance is subject to the satisfaction of the following additional conditions:

     (a) no event which, but for the passing of time or giving of notice, would constitute an Event of Default hereunder shall have occurred and remained in existence at the time of such Advance; and

     (b) all of the representations and warranties of the Borrower made herein shall be true and correct in all material respects as of the date of such Advance.

     Section 4.  Representations and Warranties.  In order to induce the Lender
                 ------------------------------
to make Advances hereunder, the Borrower represents and warrants as of the date hereof as follows:

     (a) Power and Authority.  The Borrower has all requisite power and
         -------------------
authority to execute, deliver and perform its obligations under the Loan Documents.

     (b) Due Authorization, Etc.  The Borrower's execution, delivery and
         -----------------------
performance of the Loan Documents have been duly authorized by all necessary action on the part of the Borrower, and each of the Loan Documents has been duly executed and delivered by the Borrower.

     (c) Enforceability.  Each Loan Document constitutes a valid and binding
         --------------
agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

     (d) Organization.  The Borrower is a duly organized and validly existing
         ------------
Georgia corporation in good standing.

     (e) Pending or Threatened Litigation.  There are no pending or, to the
         --------------------------------
Borrower's knowledge, threatened actions or proceedings before any court or administrative or governmental agency that are likely to materially adversely affect the financial condition or business operations of the Borrower and its Subsidiaries, taken as a whole.

     (f) Defaults.  There is no event which is, or which with notice or lapse of
         --------
time or both would be, an Event of Default hereunder.

     All of the foregoing representations and warranties shall be deemed made on the date hereof and on the date of each Advance.

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          Section 5.  Covenants.  The Borrower agrees that until the Termination
                      ---------
Date and thereafter until all of the Advances, together with all accrued but unpaid interest thereon and all other amounts owing hereunder, shall have been paid in full:

     (a) Use of Proceeds.  The Borrower shall use the proceeds of each Advance
         ---------------
for ordinary course working capital purposes, including capital purchases.

     (b) Notice of Default.  Promptly upon any officer of the Borrower obtaining
         -----------------
knowledge of the occurrence of any Event of Default, the Borrower shall deliver to the Lender a certificate of the Borrower's chief executive officer specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto.

     (c) Existence.  The Borrower shall, and shall cause each of its
         ---------
Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises material to its business.

     (d) Compliance with Laws.  The Borrower shall, and shall cause each of its
         --------------------
Subsidiaries to, comply in all material respects with the requirements of all Applicable Laws in all jurisdictions in which the Borrower or such Subsidiary is now doing business or may hereafter be doing business.

     (e) Board Representation.  The Lender shall have the right to designate one
         --------------------
member of the Borrower's board of directors, and the Borrower shall use its best efforts to cause the Lender's designee to be appointed or elected to, and to remain a member of, the Borrower's board of directors.

     Section 6.  Events of Default.  The occurrence of any one or more of the
                 -----------------
following events shall constitute an Event of Default by the Borrower under this
Agreement:

     (a) the Borrower fails to pay the principal or accrued interest on the Line of Credit when due (and such failure continues for a period of five (5) days);

     (b) the Borrower breaches or otherwise fails to perform or observe any covenant or agreement contained in this Agreement and such failure to perform or observe is not cured within thirty (30) days after the Borrower receives notice of the occurrence thereof;

     (c) any representation, warranty or information contained in this Agreement or required to be furnished to the Lender hereunder, is false or misleading in any material respect on the date made or furnished;

     (d) the Borrower or any of its material Subsidiaries makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Borrower or such Subsidiary bankrupt or insolvent; or any order for relief with respect to the Borrower is entered under the United States Bankruptcy Code; or the Borrower or any of its Subsidiaries petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Borrower, or of any substantial part of the assets of the Borrower or such Subsidiary, or commences any proceeding relating to the

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Borrower or any of its Subsidiaries under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Borrower or any of its Subsidiaries and either (i) the Borrower or such Subsidiary by any act indicates its approval thereof, consents thereto or acquiesces therein or (ii) such petition, application or proceeding is not dismissed within sixty (60) days;

     (e) any money judgments, writs or warrants of attachment, or similar process are entered or filed against the Borrower or any of its Subsidiaries or any of its assets having a value equal to or exceeding $500,000, and remained undischarged, unvacated, unbonded and unstayed for a period of thirty (30) days;

     (f) any order, judgment or decree is entered against the Borrower or any of its Subsidiaries decreeing the dissolution or split up of the Borrower or such Subsidiary and such order remains undischarged or unstayed for a period in excess of thirty (30) days; or

     (g) either (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Borrower where such acquisition causes such Person to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors, other than acquisitions by The Intercept Group, Inc. or its affiliates, or (ii) the acquisition by a third party not affiliated with the Borrower of all or substantially all of the Borrower's assets.

     Section 7.  Remedies on Default.  Upon the occurrence of an Event of
                 -------------------
Default, the Lender shall have the following rights and remedies:

     (a) Termination; Acceleration.  The Lender may cease making Advances to the
         -------------------------
Borrower and may declare the entire outstanding Obligations immediately due and payable and may pursue any and all actions to collect and enforce the collection of such amounts; provided that upon the occurrence of an Event of Default described in Section 6(d), the Lender's obligation to make Advances shall automatically terminate and all outstanding Obligations shall become immediately due and payable without any notice or action whatsoever by the Lender.

     (b) Other Remedies; Cumulative.  The Lender may exercise any and all other
         --------------------------
rights and remedies available to it under the Loan Documents or under Applicable Law; and the Lender's rights and remedies under this Agreement, the other Loan Documents and Applicable Law are cumulative and not exclusive of any other right or remedy which the Lender may have at law or at equity.

     Section 8.  Miscellaneous.
                 -------------

     (a) Collection Expenses.  The Borrower shall pay to the Lender all out-of-
         -------------------
pocket expenses incurred by the Lender, including reasonable and actual attorney's fees and expenses, in connection with any Event of Default and collection and other enforcement proceedings resulting

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therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

     (b) Survival.  The representations, warranties, covenants and agreements
         --------
contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement, and the remedies of a party for breaches of such representations, warranties, covenants or agreements shall not be affected by any investigation by, or knowledge of, the non-breaching party prior to the date of this Agreement.

     (c) Further Assurances.  Upon the execution of this Agreement and
         ------------------
thereafter, each party to this Agreement shall do such things as may be reasonably requested by the other party in order more effectively to consummate or document the transactions contemplated by this Agreement.

     (d) Notices.  Unless otherwise specifically provided herein, any notice or
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other communication required or permitted to be given under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, sent by facsimile, telex or overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered by courier, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Atlanta, Georgia time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

          Notices shall be addressed as follows:

          If to the Borrower:  Netzee, Inc.
                               2410 Paces Ferry Road
                               150 Paces Summit
                               Atlanta, Georgia 30339
                               Attention: Richard S. Eiswirth
                               Facsimile No.: 770 805-2156

          With a copy to:      Sutherland, Asbill & Brennan LLP
                               999 Peachtree Street, N.E.
                               Suite 2300
                               Atlanta, Georgia  30309
                               Attention: Mark D. Kaufman
                               Facsimile No.: 404-853-8806

          If to the Lender:    Kellett Partners, L.P.
                               200 Galleria Parkway
                               Suite 1800
                               Atlanta, Georgia 30339
                               Attention:  Gary Sledge
                               Facsimile No.:  770-956-7412

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          With a copy to:      Powell, Goldstein, Frazer & Murphy LLP
                               191 Peachtree Street, N.E.
                               16th Floor
                               Atlanta, Georgia 30303
                               Attention:  Thomas R. McNeill
                               Facsimile No.: 404-572-6999

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8(d). A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

     (e) Time of the Essence.  Time is of the essence of each and every
         -------------------
provision of this Agreement.

     (f) Assignment; Successors in Interest.  The Borrower may not assign,
         ----------------------------------
transfer or delegate any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of the Lender. The Lender may assign or grant participations in this Agreement and the other Loan Documents and the Borrower's obligations hereunder and thereunder without the Borrower's consent. Any other assignments or participations may be made only with the prior written consent of the Borrower. This Agreement is binding upon the parties to this Agreement and their respective successors and assigns, and inures to the benefit of the parties to this Agreement and their respective permitted successors and assigns. References to a party to this Agreement are also references to any permitted successor or assign of such party. An Affiliate of Lender means a person or entity controlled by, controlling or under common control of the Lender.

     (g) Number; Gender; Captions.  Whenever the context so requires, the
         ------------------------
singular number includes the plural, the plural includes the singular, and the gender of any pronoun includes the other genders. Titles and captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way affect the scope of this Agreement or the intent of its provisions.

     (h) Severability.  In the event that any court of competent jurisdiction
         ------------
shall determine that any provision of this Agreement that is not essential to accomplishing the purposes of the parties hereto is invalid, such determination shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under Applicable Law.

     (i) Remedies Cumulative.  The remedies of a party to this Agreement
         -------------------
provided in this Agreement are cumulative and shall not exclude any other remedies to which any party to this Agreement may be lawfully entitled, under this Agreement or Applicable Law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by the other party to this Agreement being hereby waived).

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     (j) Integration; Amendment; Waiver.  This Agreement (a) constitutes the
         ------------------------------
entire agreement of the parties to this Agreement with respect to its subject matter, (b) supersedes all prior agreements, if any, of the parties to this Agreement with respect to its subject matter, and (c) may not be amended except in writing signed by the party to this Agreement against whom the change is being asserted. The failure of any party to this Agreement at any time or times to require the performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party to this Agreement of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

     (k) Controlling Law. This Agreement shall be construed and enforced in
         ---------------
accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Georgia, without giving effect to provisions thereof regarding conflict of laws.

     (l) Copies.  This Agreement may be executed in two or more copies, each of
         ------
which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.



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     DULY EXECUTED and delivered by the parties to this Agreement as of the date first set forth above.


                              BORROWER:

                              NETZEE, INC.


                              By:  /s/ Richard S. Eiswirth Jr.
                                 --------------------------------
                              Name:  Richard S. Eiswirth Jr.

                              Title: CFO & EVP



                              LENDER:

                              KELLETT PARTNERS, L.P.


                              By:  /s/ Gary Sledge
                                 --------------------------------
                              Name:  Gary Sledge

                              Title: CFO

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